Newmont - Consolidation of a World-Class Asset January 2009

Cautionary Statement This presentation is being made available only to persons that have agreed to be bound by a Confidentiality Undertaking in favor of Newmont Mining Corporation and others, and the information contained herein must be maintained in confidence as provided in that Confidentiality Undertaking and used and disclosed only as expressly permitted therein. This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include, without limitation, (i) estimates of changes in the price of gold, copper or certain other commodities; (ii) fluctuations in capital and currency markets; (iii) estimates of gold and copper production and sales; (iv) estimates of costs applicable to sales; (v) estimates of capital expenditures, project costs, and expenses; (vi) estimates regarding timing of future development, construction, production or closure activities; (vii) statements regarding future exploration results, exploration expenditures, and reserves (viii) statements regarding potential cost savings, productivity, operating performance, cost structure and competitive position; (ix) expectations regarding the completion and timing of the remaining interest in Boddington acquisition; and (x) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington mine. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, the impacts of liquidity and capital market volatility worldwide, the ability to complete announced acquisitions, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2007 Annual Report on Form 10-K, filed February 21, 2008, and the Company's Quarterly Report on Form 10-Q, filed October 28, 2008, each of which is on file with the United States Securities and Exchange Commission (the "SEC"), as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Cautionary Statement (cont.) Ian Douglas, Newmont's Group Executive of Reserves and Geostatistics, is the qualified person responsible for the preparation of the scientific and technical information concerning its mineral properties in this press release. The reserves disclosed in this press release have been prepared in compliance with Industry Guide 7 published by the SEC. Mineralized material has not been prepared in accordance with Industry Guide 7. Newmont has determined that such reserves and mineralized material would be substantively the same as those prepared using the Guidelines established by the Canadian Institute of Mining, Metallurgy and Petroleum ("CIM"). For a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineralized material on Newmont's material properties, as well as a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors, please see Newmont's most recent Annual Report on Form 10-K and Newmont's Management Discussion and Analysis of Financial Condition and Results of Operation, as filed from time to time, on EDGAR in the United States and on SEDAR in Canada.

Consolidating a World-Class Asset Entering into a definitive agreement to purchase AngloGold's 33.33% ownership in Boddington, with economic interest effective January 1, 2009 Attractive purchase price as a result of current market conditions Boddington Kalgoorlie Jundee Tanami Waihi Batu Hijau Perth Newmont is uniquely positioned to consolidate Boddington (1) 50% of average realized operating margin (LME gold price less costs applicable to sales) in excess of $600 per ounce on 33.33% of Boddington sales - paid quarterly in arrears, starting in Q2 2010. Upfront cash payment of $750 million Deferred payment of $240 million due December 2009 in cash and/or Newmont common stock, at Newmont's option Royalty - capped at $100 million - paid if cash operating margin in excess of $600/oz.(1) $1 billion bridge facility committed by bank syndicate Targeted close in March 2009

CurveDataPoints COST MineName 0 -269 Line 0 -99 La Cienega 0.01 -90 La Cienega 0.01 -3 0.01 -3 Marlin 0.01 5 Marlin 0.01 14 0.02 44 El Sauzal 0.02 58 El Sauzal 0.02 67 0.03 134 Kansanshi 0.03 140 Kansanshi 0.03 144 0.04 152 Pierina 0.05 157 Pierina 0.06 157 0.06 159 Lagunas Norte 0.06 160 Lagunas Norte 0.06 161 0.07 172 Gosowong (Toguraci) 0.07 175 Gosowong (Toguraci) 0.08 175 0.08 183 Don Mario 0.08 184 Don Mario 0.08 191 0.08 194 Ares 0.09 196 Ares 0.09 198 0.09 205 Hishikari 0.1 205 Hishikari 0.11 206 0.11 207 Orcopampa 0.12 207 Orcopampa 0.12 207 0.13 208 Pogo Project 0.13 208 Pogo Project 0.13 209 0.18 218 Bingham Canyon 0.18 223 Bingham Canyon 0.18 224 0.19 227 Escondida 0.2 228 Escondida 0.2 229 0.2 231 Luismin 0.22 232 Luismin 0.22 232 0.23 234 Cerro Vanguardia 0.23 234 Cerro Vanguardia 0.23 236 0.24 236 Norilsk 0.25 239 Norilsk 0.25 240 0.25 240 Cibaliung Project 0.25 241 Cibaliung Project 0.25 243 0.25 243 Kupol Project 0.26 244 Kupol Project 0.26 246 0.26 247 Varvarinskoye 0.26 248 Varvarinskoye 0.26 251 0.27 251 Kisladag 0.27 252 Kisladag 0.28 253 0.28 255 Mana 0.28 257 Mana 0.28 258 0.29 264 Tulawaka 0.29 267 Tulawaka 0.3 269 0.3 269 Boddington Expansion Proj 0.31 270 Boddington Expansion Proj 0.32 271 0.32 271 Mount Muro Restart 0.32 273 Mount Muro Restart 0.33 275 0.34 275 Mahd Adh Dhahab 0.34 276 Mahd Adh Dhahab 0.34 277 0.34 277 Mponeng 0.34 279 Mponeng 0.34 281 0.35 281 TauTona 0.36 281 TauTona 0.37 283 0.38 284 El Penon 0.38 286 El Penon 0.39 286 0.39 288 Kopanang (VR9) 0.39 290 Kopanang (VR9) 0.39 290 0.4 290 Zarafshan (Muruntau Dumps) 0.4 292 Zarafshan (Muruntau Dumps) 0.4 292 0.4 292 Los Filos Project 0.4 294 Los Filos Project 0.4 296 0.41 299 Pokrovskiy 0.41 299 Pokrovskiy Boddington will be Australia's Largest Gold Producer and a Core Asset for Newmont Acquisition consistent with Newmont's strategic focus of enhancing its production profile with long-lived, low-cost assets Adds incremental reserves of 6.6 million ounces and expected annual production of ~330,000 ounces(1) Projected 20+ year mine life Costs applicable to sales of ~ $300/oz.(1) (net of by-product credits) in lowest quartile Capital costs expected to be between $2.6 and $2.9 billion (100% basis) Improves Newmont's overall geopolitical risk profile with greater exposure to AAA-rated country Project 89% complete with start-up expected in mid-2009 (1) First 5 years of production Gold Price Performance Source: Bloomberg Boddington Gold cost curve (US$ / oz)(2) Source: Brook Hunt Cumulative Percentile (2) Shown net of by-product credits

Boddington has the Largest Reserve of any Near-Term Production Asset in an A-Rated or Better Country Proven & Probable Reserves (millions of ounces) 1. Top 15 deposits located in countries with an 'A' S&P sovereign credit rating or better 2. Assumes completion of the Boddington project. Source: Minesearch and company reports

Boddington has Significant Exploration Potential Boddington's reserves have increased in each of the last four years 2004 10.9 8.7 2005 11.6 9.8 2006 13.6 9.3 2007 16.6 8.4 2008 20.1 8.9 CAGR - 16.4% Proven & Probable Reserves (m ozs)

Boddington Acquisition is Accretive to Newmont (1) 2008 actual production for Newmont and Newcrest, first nine months of 2008 production annualized for Goldcorp, Barrick, AngloGold Ashanti and Gold Fields, 2008 re-affirmed production guidance for Kinross and Boddington based on mid-point of average first 5 years of production guidance. Source: Company reports. Accretive across all relevant financial metrics including consensus Net Asset Value and Cash Flow per share Enterprise Value / Gold Reserves - US$ / oz Enterprise Value / Gold Production (1) - US$ / oz

Newmont - Key Investment Highlights World's largest unhedged gold producer Highest operating leverage to gold price Geo-politically diversified with production on five continents Proven operating discipline and project development execution Project pipeline with development flexibility and exploration upside Strong balance sheet, investment grade rating, liquid stock included in the S&P 500 index Boddington acquisition consistent with Newmont's strategic focus of enhancing its production profile with long-lived, low-cost assets

Strong 2008 Operating Results; Continuing To Deliver On Plans Equity Gold Sales (5.2 m ozs) Costs Applicable to Sales ($440/oz) CAPEX ($1.9 billion)

Higher Sales at Lower Costs Applicable to Sales and Lower CAPEX in 2009 2009 Outlook includes 100% of Boddington project in Western Australia Included in gold capital expenditure above Region 2009 Outlook 2009 Outlook 2009 Outlook Region Equity Sales ('000 ozs) Costs Applicable to Sales ($/oz) CAPEX ($ m) Nevada 1,800 - 2,000 $535 - $575 $230 - $260 Yanacocha 975 - 1,025 $290 - $310 $180 - $200 Australia/NZ(1) 1,500 - 1,600 $440 - $480 $875 - $925 Batu Hijau - Gold 225 - 250 $240 - $260 $45 - $55 Ahafo 500 - 525 $450 - $475 $80 - $90 Corporate/Other 150 - 170 $465 - $480 $65 - $85 Total Gold 5,200 - 5,500 $400 - $440 $1,400 - $1,600 (m lbs) ($/lb) Batu Hijau - Copper 210 - 230 $0.65 - $0.75 N/A(2)

Stable Reserves in Geo-Politically Favorable Locations 2008 Proven & Probable Reserves 2008 Proven & Probable Reserves(1) (1) Including 100% of Boddington

Bullish Gold Market Fundamentals Favorable Supply/Demand Fundamentals Decreasing mine supply expected to continue Depletion of worldwide reserves Many new large-scale projects located in geopolitically challenging areas Limited capital available for development Decreased gold by-product production with closure of base metal mines Slowing Central Bank sales Surge in "safe haven" investing Global economic uncertainty Expectations of weakening US$ Low real interest rates Equity market volatility Inflation hedge Source: Bloomberg AMEX Gold BUGS (HUI) 0.097937958 Philadelphia Gold & Silver (XAU) 0.055127346 Dow Jones -0.260128064 S&P/TSX -0.29590755 S&P 500 -0.302464995 Nasdaq -0.322316059 AMEX Gold BUGS (HUI) Philadelphia Gold & Silver (XAU) Dow Jones S&P / TSX Composite S&P 500 Nasdaq Market Indices vs. Precious Metals Indices (US$ basis) September 15, 2008 - January 23, 2009 Gold has outperformed other metals Gold Silver Copper Lead Zinc Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Annotations 1/23/2009 1.144 1.077 0.469 0.603 0.659 1/22/2009 1.089 1.026 0.446 0.578 0.635 1/21/2009 1.086 1.019 0.465 0.588 0.653 1/20/2009 1.09 1.005 0.482 0.63 0.709 1/19/2009 1.063 1.005 0.495 0.637 0.72 1/16/2009 1.072 1.013 0.484 0.632 0.71 1/15/2009 1.04 0.954 0.473 0.624 0.717 1/14/2009 1.032 0.951 0.474 0.611 0.717 1/13/2009 1.045 0.967 0.486 0.637 0.743 1/12/2009 1.043 0.958 0.468 0.632 0.71 1/9/2009 1.086 1.013 0.491 0.651 0.735 1/8/2009 1.09 1 0.461 0.621 0.701 1/7/2009 1.072 0.992 0.482 0.616 0.732 1/6/2009 1.098 1.032 0.489 0.637 0.749 1/5/2009 1.093 1.012 0.46 0.605 0.738 1/2/2009 1.113 1.04 0.466 0.589 0.726 1/1/2009 1.118 1.024 0.443 0.54 0.686 12/31/2008 1.121 1.024 0.443 0.54 0.686 12/30/2008 1.111 0.985 0.421 0.516 0.653 12/29/2008 1.119 0.98 0.419 0.497 0.645 12/26/2008 1.105 0.962 0.411 0.459 0.653 12/25/2008 1.077 0.929 0.411 0.459 0.653 12/24/2008 1.078 0.933 0.411 0.459 0.653 12/23/2008 1.068 0.921 0.414 0.468 0.657 12/22/2008 1.078 0.974 0.427 0.491 0.67 12/19/2008 1.066 0.978 0.423 0.46 0.658 12/18/2008 1.084 0.987 0.416 0.5 0.627 12/17/2008 1.103 1.025 0.436 0.532 0.624 12/16/2008 1.091 1.009 0.443 0.535 0.617 12/15/2008 1.066 0.96 0.457 0.554 0.613 12/12/2008 1.045 0.926 0.458 0.55 0.604 12/11/2008 1.044 0.931 0.479 0.551 0.628 12/10/2008 1.03 0.92 0.477 0.535 0.627 12/9/2008 0.988 0.885 0.462 0.524 0.633 12/8/2008 0.982 0.898 0.478 0.546 0.626 12/5/2008 0.962 0.857 0.44 0.524 0.608 12/4/2008 0.975 0.853 0.472 0.529 0.65 12/3/2008 0.984 0.871 0.497 0.525 0.647 12/2/2008 0.995 0.861 0.513 0.589 0.663 12/1/2008 0.977 0.833 0.518 0.595 0.662 11/28/2008 1.04 0.926 0.522 0.596 0.687 11/27/2008 1.037 0.931 0.533 0.597 0.692 11/26/2008 1.033 0.927 0.542 0.641 0.715 11/25/2008 1.044 0.928 0.533 0.643 0.709 11/24/2008 1.044 0.949 0.541 0.659 0.692 11/21/2008 1.017 0.869 0.511 0.639 0.667 11/20/2008 0.947 0.806 0.502 0.641 0.67 11/19/2008 0.934 0.832 0.518 0.665 0.671 11/18/2008 0.938 0.867 0.541 0.703 0.698 11/17/2008 0.938 0.836 0.528 0.687 0.664 88.1 11/14/2008 0.943 0.857 0.551 0.727 0.681 11/13/2008 0.936 0.849 0.53 0.724 0.684 11/12/2008 0.905 0.84 0.523 0.703 0.652 11/11/2008 0.93 0.876 0.525 0.692 0.63 11/10/2008 0.949 0.916 0.559 0.73 0.627 11/7/2008 0.936 0.904 0.542 0.736 0.619 69.8 11/6/2008 0.932 0.898 0.549 0.789 0.623 11/5/2008 0.941 0.928 0.587 0.817 0.67 11/4/2008 0.97 0.919 0.621 0.832 0.703 11/3/2008 0.92 0.884 0.59 0.811 0.664 10/31/2008 0.921 0.885 0.591 0.815 0.638 10/30/2008 0.938 0.88 0.606 0.822 0.658 10/29/2008 0.96 0.888 0.671 0.854 0.715 10/28/2008 0.95 0.827 0.596 0.795 0.653 10/27/2008 0.929 0.815 0.58 0.7 0.673 10/24/2008 0.934 0.841 0.544 0.687 0.661 10/23/2008 0.917 0.87 0.583 0.696 0.681 10/22/2008 0.929 0.858 0.6 0.682 0.647 10/21/2008 0.981 0.909 0.649 0.741 0.661 10/20/2008 1.013 0.879 0.681 0.768 0.684 10/17/2008 0.996 0.843 0.694 0.778 0.698 10/16/2008 1.023 0.869 0.671 0.735 0.67 10/15/2008 1.077 0.925 0.71 0.819 0.746 10/14/2008 1.064 0.985 0.765 0.886 0.8 10/13/2008 1.059 0.962 0.738 0.846 0.84 10/10/2008 1.08 0.905 0.691 0.797 0.823 10/9/2008 1.161 1.088 0.767 0.899 0.85 10/8/2008 1.154 1.055 0.756 0.851 0.812 10/7/2008 1.128 1.04 0.812 0.881 0.88 10/6/2008 1.093 0.992 0.802 0.884 0.879 10/3/2008 1.062 1.001 0.867 0.93 0.905 10/2/2008 1.063 0.975 0.844 0.916 0.897 10/1/2008 1.107 1.129 0.889 0.941 0.947 9/30/2008 1.107 1.081 0.918 0.989 0.953 9/29/2008 1.156 1.18 0.929 0.986 0.953 9/26/2008 1.117 1.196 0.978 1.059 1.005 9/25/2008 1.116 1.187 1 1.089 1.022 9/24/2008 1.122 1.192 0.997 1.078 1.016 9/23/2008 1.134 1.193 1.007 1.081 1.005 9/22/2008 1.14 1.209 1.046 1.076 1.044 88.18 9/19/2008 1.11 1.135 1.019 1.027 1.01 9/18/2008 1.082 1.076 0.974 0.976 0.974 9/17/2008 1.098 1.075 0.974 0.962 0.976 9/16/2008 0.991 0.942 0.991 0.978 0.992 9/15/2008 1 1 1 1 1

Global Monetary Environment Further Supports Higher Gold Prices Unprecedented fiscal and monetary efforts to stimulate growth in the United States should lead to longer-term dollar weakness Source: Reuters, United States Federal Reserve Statistics Source: United States Federal Reserve Statistics U.S. Adjusted Reserves

Newmont - Passionately Pursuing Excellence World's largest unhedged gold producer Highest operating leverage to gold price Geo-politically diversified with production on five continents Proven operating discipline and project development execution Project pipeline with development flexibility and exploration upside Strong balance sheet, investment grade rating, liquid stock included in the S&P 500 index